UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2010

BEST BUY CO., INC.

(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    Regulation FD Disclosure

On April 26, 2010, Carphone Warehouse Group plc (“CPW”) released its trading statement for its fiscal fourth quarter ended April 3, 2010.  In the news release, CPW reported the fiscal fourth quarter highlights, fiscal 2010 annual highlights and fiscal 2011 strategic and financial goals for Best Buy Europe, a venture between Best Buy Co., Inc. (“Best Buy” or the “registrant”) and CPW, which is owned 50% by the registrant.  Figures for Best Buy Europe are presented by CPW in accordance with International Financial Reporting Standards and do not reflect accounting principles generally accepted in the United States of America (“US GAAP”) or include purchase accounting applied by the registrant. As such, the figures presented by CPW for Best Buy Europe do not necessarily reflect the results that will be reported by the registrant in its consolidated statements of earnings. The registrant will report the results of Best Buy Europe in accordance with US GAAP for the 13 weeks ended April 3, 2010, within its fiscal 2011 first-quarter results as Best Buy Europe is consolidated on a two-month reporting lag.

The news release issued by CPW on April 26, 2010, is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability of that Section, unless the registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

In addition, on April 26, 2010, representatives of CPW held an investor presentation, which was webcast to discuss CPW’s financial and operating results, including the results of Best Buy Europe, as well as fiscal 2011 guidance. The registrant is furnishing, as Exhibit 99.2 to this Current Report on Form 8-K, the slide presentation used for the April 26, 2010, webcast. The slide presentation is furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

By furnishing the slide presentation, the registrant makes no admission as to the materiality of the information included in the slide presentation. The registrant undertakes no duty or obligation to publicly update or to revise the information included in the slide presentation, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the U.S. Securities and Exchange Commission (the “SEC”), through news releases or through other public disclosure.

Some of the matters discussed in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements other than those made solely with respect to historical fact and are based on the intent, belief or current expectations of CPW, the registrant and/or its management.  The registrant’s business and operations are subject to a variety of risks and uncertainties that might cause actual results to differ materially from those projected by any forward-looking statements. Factors that could cause such differences include, but are not limited to, those risk factors set forth in the registrant’s filings with the SEC.

ITEM 9.01    Exhibits

(d) The following exhibits are furnished as exhibits to this report.

Number	Description
99.1	News release issued by Carphone Warehouse Group plc dated April 26, 2010

99.2	Slide presentation used for webcast of Carphone Warehouse Group plc dated April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: April 26, 2010	By:	/s/ SUSAN S. GRAFTON
Susan S. Grafton
Vice President, Controller and Chief
Accounting Officer